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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of Energy BioSystems Corporation of our report dated March 7, 1997 included in Energy BioSystems Corporation's Annual Report on Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.




ARTHUR ANDERSEN LLP



The Woodlands, Texas
April 21, 1997